Exhibit 10.1

INCREMENTAL TERM LOAN AMENDMENT TO THE CREDIT AGREEMENT
2014 INCREMENTAL TERM FACILITY

$625,000,000

among

COTY INC.,
as Borrower,

THE LENDERS PARTY HERETO,

and

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

BANK OF AMERICA, N.A.,
BNP PARIBAS SECURITIES CORP.,
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
DEUTSCHE BANK SECURITIES INC.,
ING BANK N.V.,
MORGAN STANLEY MUFG LOAN PARTNERS, LLC,
and
WELLS FARGO BANK, N.A.
as Syndication Agents,

J.P. MORGAN SECURITIES LLC,
BNP PARIBAS SECURITIES CORP.,
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
DEUTSCHE BANK SECURITIES INC.,
ING BANK N.V.,
MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED,
MORGAN STANLEY MUFG LOAN PARTNERS, LLC,
and
WELLS FARGO SECURITIES, LLC
as Lead Arrangers and Joint Bookrunners

Exhibit 10.1

INCREMENTAL TERM LOAN AMENDMENT
INCREMENTAL TERM LOAN AMENDMENT, dated as of June 25, 2014 (this “Incremental Amendment”), to the Credit Agreement, dated as of April 2, 2013 (as amended or modified from time to time, the “Credit Agreement”), among COTY INC. (the “Borrower”), the lenders and agents party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower wishes to establish a separate term loan facility under the Credit Agreement in an aggregate principal amount of $625,000,000 as a Credit Increase pursuant to Section 2.21 of the Credit Agreement;
WHEREAS, each financial institution executing a signature page hereto as a 2014 Incremental Term Loan Lender (each, a “2014 Incremental Term Loan Lender”) has agreed to make a term loan (collectively, the “2014 Incremental Term Loans”) in the amount set forth opposite its name in the commitment schedule attached hereto as Schedule A (the “2014 Incremental Term Loan Schedule”), upon the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, any capitalized term defined in the Credit Agreement and used herein shall have the meaning given to such term in the Credit Agreement.
SECTION 2.    Incremental Term Loans.
(a)    On the Incremental Amendment Effective Date (as defined below), this Incremental Amendment shall constitute an “Incremental Amendment ” pursuant to Section 2.21 of the Credit Agreement.
(b)    Unless otherwise set forth herein, the 2014 Incremental Term Loans shall have the same terms and conditions as those of the Term Loans existing prior to the Incremental Amendment Effective Date under the Credit Agreement.
(c)    Upon the Incremental Amendment Effective Date, each 2014 Incremental Term Loan Lender that is not a Lender under the Credit Agreement immediately prior to the Incremental Amendment Effective Date will be a Lender and Term Loan Lender under the Credit Agreement for all purposes of the Credit Agreement, except as otherwise set forth herein.
SECTION 3.    Fees. The Borrower agrees to pay on the Incremental Amendment Effective Date to the Administrative Agent, for the account of each 2014 Incremental Term Loan Lender, fees in the amounts previously agreed by the Borrower and such 2014 Incremental Term Loan Lender.

SECTION 4.    Amendments to Credit Agreement.
(a)    Amendment of Section 1.1. (i) The following defined terms shall be inserted in Section 1.1 of the Credit Agreement in their appropriate alphabetical order:
“2014 Incremental Term Loans” means the 2014 Incremental Term Loans (as defined in the First Incremental Amendment).
“2014 Incremental Term Loan Lenders” means the Persons listed on the 2014 Incremental Term Loan Schedule (as defined in the First Incremental Amendment) and any other Person with a 2014 Incremental Term Loan.
“First Incremental Amendment” means the Incremental Term Loan Amendment dated as of June 25, 2014 among the Borrower, the Lenders party thereto and the Administrative Agent.
“First Incremental Amendment Effective Date” means the date on which the conditions specified in Section 5 of the First Incremental Amendment are satisfied (or waived in accordance with Section 9.2).
(ii)    the definition of “Applicable Rate” is hereby amended by inserting the following as a new clause (d) immediately following clause (c) thereof:
(d)    in the case of 2014 Incremental Term Loans, a per annum rate determined pursuant to the pricing grid set forth below:

Consolidated Leverage Ratio	ABR Spread	Eurocurrency Spread
Greater than or equal to 2.75 to 1.0	0.500%	1.500%
Greater than or equal to 2.0 to 1.0 and less than 2.75 to 1.0	0.375%	1.375%
Greater than or equal to 1.5 to 1.0 and less than 2.0 to 1.0	0.125%	1.125%
Less than 1.5 to 1.0	0.000%	1.000%

(iii)    the definition of “Loan Documents” is hereby deleted in its entirety and the following shall be inserted in lieu thereof:
“Loan Documents” means this Agreement, the Subsidiary Guarantee and any Incremental Amendment (including the First Incremental Amendment).
(b)    Amendment of Section 2.1(a). Section 2.1(a) of the Credit Agreement is hereby amended by inserting the following immediately after the end thereof:
In addition, subject to the terms and conditions set forth herein and in the First Incremental Amendment, each 2014 Incremental Term Loan Lender agrees to make a 2014 Incremental Term

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Loan in Dollars to the Borrower on the First Incremental Amendment Effective Date in an aggregate principal amount set forth in the First Incremental Amendment. For the avoidance of doubt, the 2014 Incremental Term Loans shall constitute, on the terms and conditions provided in this Agreement and the First Incremental Amendment, a Class of Term Loans.
(c)    Amendment Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by inserting the following immediately after the end thereof:
(c)    Notwithstanding the foregoing, the 2014 Incremental Term Loans shall mature in a single installment on the Maturity Date. The Borrower shall repay to the Administrative Agent for the ratable benefit of each 2014 Incremental Term Loan Lender the aggregate outstanding principal amount of all 2014 Incremental Term Loans on the Maturity Date.
SECTION 5.    Effectiveness of Incremental Amendment . The obligations of the 2014 Incremental Term Loan Lenders to make 2014 Incremental Term Loans shall not become effective until the date (such date, the “Incremental Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.2 of the Credit Agreement):
The Administrative Agent shall have received the following:
(i)    counterparts to this Incremental Amendment signed on behalf of the Borrower and each 2014 Incremental Term Loan Lender;
(ii)    a favorable written legal opinion (addressed to the Administrative Agent and the 2014 Incremental Term Loan Lenders and dated the Incremental Amendment Effective Date) of each of (A) Jules P. Kaufman, Esq., Senior Vice President, General Counsel and Secretary of the Borrower, in form and substance satisfactory to the Administrative Agent and (B) Gibson, Dunn & Crutcher LLP, special counsel for the Borrower, in form and substance satisfactory to the Administrative Agent. Each Loan Party hereby requests such counsel to deliver such legal opinions;
(iii)    such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the entry into this Incremental Amendment by the Borrower and any other legal matters relating to the Loan Parties or this Incremental Amendment, all in form and substance satisfactory to the Administrative Agent;
(iv)    a certificate, dated the Incremental Amendment Effective Date and signed by a President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in clauses (a) and (b) of Section 4.2 of the Credit Agreement;
(v)    all fees and other amounts due and payable on or prior to the Incremental Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Incremental Amendment Effective Date, reimbursement or payment of all reasonable out‑of‑pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;

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(vi)    an Acknowledgement and Consent executed by each Loan Party substantially in the form of Schedule B; and
(vii)    (A) audited consolidated balance sheet and statements of income, stockholders equity and cash flows of the Borrower as of and for the fiscal year ended June 30, 2013, (B) unaudited interim consolidated financial statements of the Borrower for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (A) of this paragraph as to which such financial statements are available and (C) satisfactory (I) quarterly projections for the fourth fiscal quarter of 2014, (II) annual projections for the fiscal year ending June 30, 2015, (III) annual projections for the fiscal year ending June 30, 2016 and (IV) annual projections for the fiscal year ending June 30, 2017.
SECTION 6.    Representations and Warranties. The Borrower represents and warrants to the Lenders that:
(a)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than representations and warranties qualified by “materiality or “Material Adverse Effect”, which are true and correct in all respects) on and as of the Incremental Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific date.
(b)    No Default or Event of Default exists and at the time of and immediately after giving effect to the Borrowing of the 2014 Incremental Term Loans, no Default shall have occurred and be continuing.
(c)    (i)    The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended June 30, 2013, audited and reported on by Deloitte & Touche, independent public accountants and (ii) as of and for the first, second and third fiscal quarters of the fiscal year ending June 30, 2014, certified by a Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year‑end audit adjustments and the absence of footnotes in the case of quarterly financial statements.
(ii)    Except as disclosed in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the transactions contemplated hereby, none of the Borrower or its Subsidiaries has, as of the Incremental Amendment Effective Date, any unusual material contingent liabilities or unrealized losses
(iii)    Since June 30, 2013, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.
(d)    Immediately after the consummation of the transactions contemplated hereby and immediately following the making of the 2014 Incremental Term Loans on the Incremental Amendment Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) present fair saleable value of the Property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as

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such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Incremental Amendment Effective Date.
SECTION 7.    Effect on the Credit Agreement. (a) Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Incremental Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement.
SECTION 8.    Expenses; Indemnity; Damage Waiver. The Borrower acknowledges and agrees that any action taken or not taken by the Administrative Agent contemplated by this letter agreement shall benefit from and be subject to the Borrower’s expense reimbursement and indemnification obligations under Section 9.4 of the Credit Agreement, mutatis mutandis.
SECTION 9.    Governing Law; Jurisdiction; Consent to Service of Process.
(a)    This Incremental Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)    The provisions of Sections 9.10 and 9.11 of the Credit Agreement are incorporated herein, mutatis mutandis.
SECTION 10.    Counterparts; Integration; Effectiveness. This Incremental Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Incremental Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Amendment by email or telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

COTY INC.

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Chief Financial Officer

[Coty Inc. – 2014 Incremental Term Loan Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and
as a 2014 Incremental Term Loan Lender

By:    /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

Bank of America, N.A.,
as a 2014 Incremental Term Loan Lender

By:	/s/J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a 2014 Incremental Term Loan Lender

By:    /s/ Mischa Zabotin
Name: Mischa Zabotin
Title: Managing Director
By:    /s/ Elvis Grgurovic
Name: Elvis Grgurovic
Title: Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a 2014 Incremental Term Loan Lender

By:    /s/ Ming K Chu
Name: Ming K Chu
Title: Vice President
By:    /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Coty Inc. – 2014 Incremental Term Loan Amendment]

ING BANK N.V.,
as a 2014 Incremental Term Loan Lender

By: Russell Boon /s/ Russell Boon
Name: R.P. Boon
Title: Director
By: Daisy Wagemaker    /s/ Daisy Wagemaker
Name:
Title: Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Wells Fargo Bank N.A.,
as a 2014 Incremental Term Loan Lender

By:    /s/ Donald Schwartz
Name: Donald Schwartz
Title: SVP

[Coty Inc. – 2014 Incremental Term Loan Amendment]

BNP PARIBAS,
as a 2014 Incremental Term Loan Lender

By:    /s/ Pierre Nicholas Rogers
Name: Pierre Nicholas Rogers
Title: Managing Director
By:    /s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Fifth Third Bank,
as a 2014 Incremental Term Loan Lender

By:    /s/ Robert Urban
Name: Robert Urban
Title: Managing Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

HSBC Bank USA, National Association,
as a 2014 Incremental Term Loan Lender

By:    /s/ Randolph E. Cates
Name: Randolph E. Cates
Title: Senior Vice President

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Mizuho Bank, Ltd.,
as a 2014 Incremental Term Loan Lender

By:    /s/ David Lim
Name: David Lim
Title: Authorized Signatory

[Coty Inc. – 2014 Incremental Term Loan Amendment]

ROYAL BANK OF CANADA,
as a 2014 Incremental Term Loan Lender

By:    /s/ Julia Ivanova
Name: Julia Ivanova
Title: Authorized Signatory

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Santander Bank, N.A.
as a 2014 Incremental Term Loan Lender

By:    /s/ Matthew Bartlett
Name: Matthew Bartlett
Title: Vice President

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Société Générale,
as a 2014 Incremental Term Loan Lender

By:    /s/ Yao Wang
Name: Yao Wang
Title: Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Sumitomo Mitsui Banking Corporation,
as a 2014 Incremental Term Loan Lender

By:    /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

TD BANK, N.A.,
as a 2014 Incremental Term Loan Lender

By:    /s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

[Coty Inc. – 2014 Incremental Term Loan Amendment]

The Royal Bank of Scotland plc,
as a 2014 Incremental Term Loan Lender

By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Director

[Coty Inc. – 2014 Incremental Term Loan Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a 2014 Incremental Term Loan Lender

By:    /s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Morgan Stanley Bank, N.A.
as a 2014 Incremental Term Loan Lender

By:    /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Barclay Bank PLC,
as a 2014 Incremental Term Loan Lender

By:    /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Coty Inc. – 2014 Incremental Term Loan Amendment]

LLOYDS BANK PLC,
as a 2014 Incremental Term Loan Lender

By:    /s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President - G011
By:    /s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President - P003

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Bank of the West,
as a 2014 Incremental Term Loan Lender

By:    /s/Francesco Ingargiola
Name: Francesco Ingargiola
Title: Regional Manager & SVP

[Coty Inc. – 2014 Incremental Term Loan Amendment]

Schedule A
2014 Incremental Term Loan Schedule

2014 Incremental Term Loan Lender	2014 Incremental Term Loan
JPMorgan Chase Bank, N.A.	$45,000,000
Bank of America, N.A.	$45,000,000
Credit Agricole Corporate and Investment Bank	$45,000,000
Deutsche Bank AG New York Branch	$45,000,000
ING Bank N.V.	$45,000,000
Wells Fargo Bank, N.A.	$45,000,000
BNP Paribas	$30,000,000
Fifth Third Bank	$25,000,000
HSBC Bank USA, National Association	$25,000,000
Mizuho Bank, Ltd.	$25,000,000
Royal Bank of Canada	$25,000,000
Santander Bank, N.A.	$25,000,000
Société Générale	$25,000,000
Sumitomo Mitsui Banking Corporation	$25,000,000
TD Bank, N.A.	$25,000,000
The Royal Bank of Scotland plc	$25,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$22,500,000
Morgan Stanley Bank, N.A.	$22,500,000
Barclays Bank PLC	$20,000,000
Lloyds Bank plc	$20,000,000
Bank of the West	$15,000,000
Total	$625,000,000.00

Schedule B
Form of Acknowledgement and Consent

ACKNOWLEDGEMENT AND CONSENT
Each of the parties hereto hereby acknowledges and consents to the Incremental Term Loan Amendment, dated as of June 25, 2014 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of April 2, 2013, among COTY INC. (the “Borrower”), the lenders and agents party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and agrees with respect to each Loan Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the 2014 Incremental Term Loans made pursuant to the Amendment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and
(b)    all of the obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the 2014 Incremental Term Loans created and arising under such Loan Document remain in full force and effect on a continuous basis, and the priority of each such obligation, liability and indebtedness continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, under its guarantees, if any, in the Loan Documents, including, without limitation, the 2014 Incremental Term Loans.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

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By:________________________________
Name:
Title: